SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 1999

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
 (Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.      Other Events
On October 19, 1999, Coca-Cola Enterprises Inc. announced the retirement, effective December 31, 1999, of Henry A Schimberg as president and chief executive officer and the election, effective immediately, of John R. Alm as chief operating officer and Norman P. Findley as executive vice president of business development.

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.
99	Press Release of Coca-Cola Enterprises Inc. issued October 19, 1999.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

S/ JOHN R. PARKER, JR.

Date: October 19, 1999	By:__________________________________
John R. Parker, Jr.
Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Press Release of Coca-Cola Enterprises Inc. issued October 19, 1999.	5